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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2002
                                                          ---------------


                           CDW Computer Centers, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)



    Illinois                        0-21796                       36-3310735
    --------                        -------                       ----------
(State or Other              (Commission File Number)           (IRS Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)



         200 N. Milwaukee Ave.
         Vernon Hills, Illinois                                      60061
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (847) 465-6000
                                                    --------------



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

     (c) The exhibits to this Current Report are identified on the Exhibit Index provided below.

Item 9. Regulation FD Disclosure.

     On August 13, 2002, each of the principal executive officer, John A. Edwardson, and principal financial officer, Barbara A. Klein, of CDW Computer Centers, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.


                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CDW Computer Centers, Inc.


Date: August 13, 2002                  By: /s/  Barbara A. Klein
                                           -------------------------------------
                                           Name: Barbara A. Klein
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Exhibit Index

Exhibit Number  Exhibit
-------------   -------
99.1            Statement Under Oath of Principal Executive Officer dated
                August 13, 2002.

99.2            Statement Under Oath of Principal Financial Officer dated
                August 13, 2002.